UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07964

ACM MANAGED DOLLAR INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2008

Date of reporting period: September 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

ACM Managed Dollar Income Fund

September 30, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 21, 2008

Annual Report

This report provides management’s discussion of fund performance for ACM Managed Dollar Income Fund (the “Fund”) for the annual reporting period ended September 30, 2008. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “ADF”.

Investment Objectives and Policies

This closed-end fund is designed for investors who seek high current income and capital appreciation over a period of years. The Fund normally invests at least 35% of its assets in U.S. corporate fixed-income securities. The balance of the Fund’s investment portfolio will be invested in fixed-income securities issued or guaranteed by foreign governments and non-U.S. corporate fixed-income securities. Substantially all of the Fund’s assets will be invested in high-yield, high-risk securities rated below investment-grade and considered to be predominantly speculative. For more information regarding the Fund’s risks, please see “A Word About Risk” on pages 4-5 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 37-39.

Investment Results

The table on page 6 shows the Fund’s performance compared to its composite benchmark, a 65%/35% blend of the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) and the Credit Suisse First Boston High Yield (CSFBHY) Index, respectively, for the six-and 12-month periods ended September 30, 2008.

The Fund underperformed its blended benchmark for both the six- and 12-month periods ended September 30, 2008. For both periods, the Fund and the benchmark posted negative returns. The Fund’s corporate allocation and overweight to high yield detracted for both periods as high-yield debt underperformed. Overall corporate security selection also detracted, particularly the Fund’s investment-grade financial holdings.

Within the Fund’s emerging-market allocation, overall individual country selection also detracted for both periods. The Fund’s overweight positions in Russia, Ecuador and Argentina which underperformed within the index detracted, as did the Fund’s underweight in Chile and China, which outperformed. Leverage during both periods detracted from performance.

Market Review and Investment Strategy

The credit crisis entered a new and more menacing phase late in the annual period ended September 30, 2008, with fear of counterparty risk paralyzing interbank lending and threatening the survival of some of the world’s most powerful financial firms. Stocks fell sharply and government bonds rallied around the world. Credit spreads (the price an issuer pays above a benchmark fixed-income yield to borrow money) widened as investors sought safety in risk-free assets; spreads on global investment-grade corporates hit record highs, while three-month U.S. T-bill yields fell near zero for the first time and the U.S. dollar rose against most curren-

ACM MANAGED DOLLAR INCOME FUND •	1

cies, especially during the six-month period ended September 30, 2008.

Loss of confidence undermined several prominent financial firms, and their collapses further undermined confidence. The severe difficulties that financial firms faced prompted government rescues of Fannie Mae, Freddie Mac and American International Group in the U.S.; Bradford & Bingley in the UK; and Fortis Group and Dexia in the euro area. These difficulties also led to the bankruptcy of Lehman Brothers and the rapid announced consolidations of Merrill Lynch with Bank of America, HBOS with Lloyds TSB, Washington Mutual with JPMorgan Chase and Wachovia with Wells Fargo.

Evidence also mounted that the global economic outlook was worsening as the credit crisis unfolded, darkening corporate profit outlooks. Major central banks responded to the deepening financial crisis by flooding the money markets with liquidity, and the U.S. government moved forward with a $700 billion effort to aid the financial system, which included capital injections directly into banks rather than their original plan to purchase bad bank assets. At the time of writing, the Treasury has already committed approximately $310 billion. It has allocated $125 billion to the nine largest banks, another $125 billion for publicly traded regional banks; and $40 billion to expand the existing bailout of American International Group, the insurance conglomerate that collapsed in September. Most recently, Citigroup Inc. received a rescue package that shields the bank from losses on toxic assets and injects an additional $20 billion of capital.

Emerging-debt markets remained relatively resilient against developed market turbulence until September. September’s flight to quality more than wiped out gains in emerging-market debt for both the six- and 12-month periods. Emerging-market debt, as represented by the JPMorgan EMBI Global, returned -2.72% for the annual period ended September 30, 2008. Emerging-market spreads widened 228 basis points to 442 during the annual period.

The high-yield market was also swept up in the credit crisis and extreme flight to quality. High-yield returns followed the equity markets downward and posted some of their worst returns in the month of September. For the annual period ended September 30, 2008, the high-yield market, as measured by the CSFBHY Index, posted a return of -10.03%.

In the Fund’s management team’s view, the global credit crisis has created some of the most compelling opportunities in fixed income in recent years. Valuations in many sectors became divorced from fundamentals as the credit crisis intensified and spreads, in the case of corporate debt, widened to levels hundreds of basis points above previous highs.

In emerging-market debt, the team is focusing its quantitative and fundamental research on identifying countries that successfully used the

2	• ACM MANAGED DOLLAR INCOME FUND

favorable pre-crisis global environment to solidify their economic and fiscal positions. Countries that meet the team’s desired profile are believed to have the policies and resources not only to withstand the crisis, but also to move past it to better days. The team believes these countries amply meet criteria such as fiscal surpluses, current account surpluses, strong foreign-exchange reserves and supportive external-debt-to-GDP ratios. Additionally, their central banks and other policymakers are actively trying to strike an appropriate balance between encouraging growth and fighting inflation.

High-yield spreads are now at all-time wides, and the team believes that the market is pricing in higher default rates, which the team believes are not in line with fundamentals. While dispersion has increased of late, the systemic nature of this sell-off has resulted in a more consistent weakening than that seen in 2002. New issue volumes are near record lows. To mitigate the current financial market volatility, the Fund’s corporate holdings remain diversified.

ACM MANAGED DOLLAR INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on page 6 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Managed Dollar Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “ADF”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron’s and in other newspapers in a table called “Closed-End Funds.” For additional shareholder information regarding this Fund, please see page 54.

Benchmark Disclosure

The unmanaged J.P. Morgan Emerging Markets Bond Index Global (JPM EMBI Global) and the unmanaged Credit Suisse First Boston High Yield (CSFBHY) Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The JPM EMBI Global tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The CSFBHY Index is a standard measure of lower-rated, fixed-income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high-yield market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund may use certain investment techniques that have increased risks. For example, the Fund may use leverage, through borrowings, to enhance its returns. For this purpose the Fund may use reverse repurchase agreements and dollar rolls, which are considered borrowings, as part of its investment strategy. Borrowings allow the Fund to increase the amount of money available to invest in debt securities. As long as the income from the securities financed is greater than the interest cost of the borrowings, the Fund’s investors benefit from higher returns than if the Fund were not leveraged.

Reverse repurchase agreements involve sales by a fund of portfolio assets concurrently with an agreement by the fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

(Historical Performance continued on next page)

4	• ACM MANAGED DOLLAR INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

The use of leverage, which is usually considered speculative, involves certain risks to stockholders. These include a higher volatility of the NAV of the common stock caused by favorable or adverse changes in interest rates. In addition, fluctuations in the interest rates on a fund’s borrowings will affect the return to stockholders, with increases in interest rates decreasing the fund’s return.

To the extent that the current interest rates on a fund’s borrowings approaches the net return on the leveraged portion of the fund’s investment portfolio, the benefit of leverage to stockholders will be reduced. If the current interest rate on the borrowings were to exceed the net return on that portion of the fund’s portfolio, the fund’s leverage would result in a lower rate of return to stockholders and in a lower NAV than if a fund were not leveraged.

Part of the Fund’s assets will be invested in foreign and emerging markets fixed-income securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. This may have a significant effect on the Fund’s asset value. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High-yield bonds (i.e., “junk bonds”) involve a greater risk of default and price volatility than other bonds. Investing in below-investment grade securities presents special risks, including credit risk. While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments.

(Historical Performance continued on next page)

ACM MANAGED DOLLAR INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2008	Returns
	6 Months	12 Months
ACM Managed Dollar Income Fund (NAV)†	-7.69%	-8.53%

65% JPM EMBI Global / 35% CSFBHY Index	-6.00%	-5.31%

JPM EMBI Global	-5.82%	-2.72%

CSFBHY Index	-6.37%	-10.03%

The Fund’s Market Price per share on September 30, 2008, was $5.22. The Fund’s Net Asset Value Price per share on September 30, 2008, was $7.00. For additional Financial Highlights, please see page 42.

†  Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended September 30, 2008, by 0.02%.

See Historical Performance and Benchmark disclosures on pages 4 and 5.

6	• ACM MANAGED DOLLAR INCOME FUND

Historical Performance

PORTFOLIO SUMMARY

September 30, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $129.4

*	All data are as of September 30, 2008. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.3% or less in the following countries: Argentina, Bermuda, Cayman Islands, Costa Rica, Dominican Republic, Ecuador, El Salvador, France, Hong Kong, India, Ireland, Jamaica, Japan, Kazakhstan, Lebanon, Luxembourg, Malaysia, Netherlands, Pakistan, Singapore, South Africa, Ukraine and United Kingdom.

ACM MANAGED DOLLAR INCOME FUND •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2008

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADES – 40.9%
Industrial – 33.1%
Basic – 3.4%
Abitibi-Consolidated, Inc. 6.00%, 6/20/13	US$	5	$1,325
Arch Western Finance LLC 6.75%, 7/01/13		165	155,100
Basell AF SCA 8.375%, 8/15/15(a)		369	173,430
Bowater Canada Finance Corp. 7.95%, 11/15/11		355	163,300
Citigroup (JSC Severstal) 9.25%, 4/19/14(a)		224	170,240
Domtar Corp. 5.375%, 12/01/13		330	278,850
Evraz Group SA 8.25%, 11/10/15(a)		665	488,775
8.875%, 4/24/13(a)		115	87,400
Georgia-Pacific Corp. 7.00%, 1/15/15(a)		250	227,500
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 7.304%, 11/15/14(b)		115	82,800
9.75%, 11/15/14		115	90,850
Huntsman International LLC 7.875%, 11/15/14		195	167,700
Ineos Group Holdings PLC 8.50%, 2/15/16(a)		385	207,900
Jefferson Smurfit Corp. US 8.25%, 10/01/12		8	6,680
Momentive Performance Materials, Inc. 10.125%, 12/01/14(c)		80	61,600
NewMarket Corp. 7.125%, 12/15/16		80	76,800
NewPage Corp. 10.00%, 5/01/12		285	255,075
Novelis, Inc. 7.25%, 2/15/15		250	217,500
Peabody Energy Corp. Series B 6.875%, 3/15/13		415	400,475
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(a)		696	570,720
Vedanta Resources PLC 8.75%, 1/15/14(a)		559	498,516

			4,382,536

8	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 4.1%
Alion Science and Technology Corp. 10.25%, 2/01/15	US$	40	$25,200
Allied Waste North America, Inc. 6.375%, 4/15/11		610	591,700
Series B 7.125%, 5/15/16		440	410,300
Associated Materials, Inc. 11.25%, 3/01/14(d)		235	151,575
Ball Corp. 6.875%, 12/15/12		450	449,437
Berry Plastics Holding Corp. 8.875%, 9/15/14		155	120,900
Bombardier, Inc. 6.30%, 5/01/14(a)		505	469,650
8.00%, 11/15/14(a)		350	346,500
Case Corp. 7.25%, 1/15/16		370	334,850
Case New Holland, Inc. 7.125%, 3/01/14		270	245,700
Crown Americas 7.625%, 11/15/13		450	443,250
L-3 Communications Corp. 5.875%, 1/15/15		420	380,100
Owens Brockway Glass Container, Inc. 6.75%, 12/01/14		330	313,500
Owens Corning, Inc. 6.50%, 12/01/16		140	123,888
7.00%, 12/01/36		185	148,717
Plastipak Holdings, Inc. 8.50%, 12/15/15(a)		135	114,075
Russell-Stanley Holdings, Inc. 9.00%, 11/30/08(e)(f)(g)		365	45,667
Sequa Corp. 11.75%, 12/01/15(a)		80	67,200
Terex Corp. 8.00%, 11/15/17		65	59,150
United Rentals North America, Inc. 6.50%, 2/15/12		5	4,175
7.75%, 11/15/13		538	410,225

			5,255,759

Communications - Media – 5.4%
Allbritton Communications Co. 7.75%, 12/15/12		275	235,125
AMC Entertainment, Inc. 11.00%, 2/01/16		70	68,950
Cablevision Systems Corp. Series B 8.00%, 4/15/12		290	272,600

ACM MANAGED DOLLAR INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CanWest MediaWorks, Inc. 8.00%, 9/15/12	US$	2	$1,670
CCH I LLC 11.00%, 10/01/15		225	148,500
Charter Communications Operations LLC 8.00%, 4/30/12(a)		990	886,050
Clear Channel Communications, Inc. 5.50%, 9/15/14		545	168,950
5.75%, 1/15/13		290	129,050
CSC Holdings, Inc. 6.75%, 4/15/12		325	297,781
7.625%, 7/15/18		485	421,950
Dex Media West LLC Series B 8.50%, 8/15/10		180	158,850
DirecTV Holdings LLC 6.375%, 6/15/15		605	532,400
Echostar DBS Corp. 6.375%, 10/01/11		325	299,000
6.625%, 10/01/14		455	365,137
7.125%, 2/01/16		160	128,400
Idearc, Inc. 8.00%, 11/15/16		770	209,825
Intelsat Bermuda Ltd. 11.25%, 6/15/16		577	561,133
Lamar Media Corp. 6.625%, 8/15/15		200	165,500
Liberty Media Corp. 7.875%, 7/15/09		120	120,373
8.25%, 2/01/30		150	101,217
LIN Television Corp. 6.50%, 5/15/13		120	93,600
Nielsen Finance LLC/Nielsen Finance Co. 12.50%, 8/01/16(d)		75	48,750
Quebecor Media, Inc. 7.75%, 3/15/16		570	498,750
RH Donnelley Corp. 8.875%, 10/15/17		780	265,200
Series A-2 6.875%, 1/15/13		252	98,280
Series A-3 8.875%, 1/15/16		235	79,900
Sinclair Television Group, Inc. 8.00%, 3/15/12		2	1,930
Sirius Satellite Radio, Inc. 9.625%, 8/01/13		190	100,700
Six Flags Operations, Inc. 12.25%, 7/15/16(a)		37	33,855

10	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Univision Communications, Inc. 7.85%, 7/15/11	US$	270	$210,600
WMG Holdings Corp. 9.50%, 12/15/14(d)		400	220,000

			6,924,026

Communications - Telecommunications – 2.6%
Alltel Corp. 7.875%, 7/01/32		285	282,862
American Tower Corp. 7.00%, 10/15/17(a)		100	95,500
Cricket Communications, Inc. 9.375%, 11/01/14		260	241,800
Digicel Ltd. 9.25%, 9/01/12(a)		349	345,510
Fairpoint Communications, Inc. 13.125%, 4/01/18(a)		180	163,800
Frontier Communications Corp. 6.25%, 1/15/13		490	458,763
Inmarsat Finance PLC 7.625%, 6/30/12		372	357,120
Level 3 Financing, Inc. 8.75%, 2/15/17		105	76,125
9.25%, 11/01/14		265	200,075
Nextel Communications, Inc. Series D 7.375%, 8/01/15		260	171,600
Sprint Capital Corp. 6.875%, 11/15/28		345	231,150
8.75%, 3/15/32		145	113,100
Time Warner Telecom Holdings, Inc. 9.25%, 2/15/14		100	92,500
Vip Finance 8.375%, 4/30/13(a)		220	174,915
Windstream Corp. 8.125%, 8/01/13		198	188,100
8.625%, 8/01/16		231	213,097

			3,406,017

Consumer Cyclical - Automotive – 2.7%
Allison Transmission 11.00%, 11/01/15(a)		75	65,250
Ford Motor Co. 7.45%, 7/16/31		816	350,880
Ford Motor Credit Co. 5.538%, 1/13/12(b)		630	403,039
7.00%, 10/01/13		443	272,249
Gallery Capital SA 10.125%, 5/15/13(a)		249	203,291

ACM MANAGED DOLLAR INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

General Motors Corp. 8.25%, 7/15/23	US$	740	$290,450
8.375%, 7/15/33		720	288,000
The Goodyear Tire & Rubber Co. 8.625%, 12/01/11		59	58,410
9.00%, 7/01/15		338	334,620
Keystone Automotive Operations, Inc. 9.75%, 11/01/13		310	164,300
Lear Corp. Series B 5.75%, 8/01/14		210	141,225
8.50%, 12/01/13		80	58,700
8.75%, 12/01/16		420	291,900
TRW Automotive, Inc. 7.25%, 3/15/17(a)		580	458,200
Visteon Corp. 7.00%, 3/10/14		385	155,925

			3,536,439

Consumer Cyclical - Other – 3.7%
Boyd Gaming Corp. 7.75%, 12/15/12		155	136,400
Broder Brothers Co. Series B 11.25%, 10/15/10		142	73,840
Gaylord Entertainment Co. 6.75%, 11/15/14		5	4,200
8.00%, 11/15/13		350	304,500
Greektown Holdings LLC 10.75%, 12/01/13(a)(g)		240	165,600
Harrah’s Operating Co., Inc. 5.625%, 6/01/15		205	55,863
5.75%, 10/01/17		38	9,880
6.50%, 6/01/16		442	121,550
10.75%, 2/01/16(a)		417	212,670
Host Hotels & Resorts LP 6.875%, 11/01/14		185	160,025
Series Q 6.75%, 6/01/16		590	482,325
Levi Strauss & Co. 8.875%, 4/01/16		225	180,000
MGM Mirage 6.625%, 7/15/15		620	430,900
8.375%, 2/01/11		620	506,850
Mohegan Tribal Gaming Auth 6.375%, 7/15/09		155	147,250
7.125%, 8/15/14		250	177,500
Penn National Gaming, Inc. 6.875%, 12/01/11		280	263,200

12	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Six Flags, Inc. 9.625%, 6/01/14	US$	92	$51,520
Station Casinos, Inc. 6.625%, 3/15/18		390	103,350
Trump Entertainment Resorts, Inc. 8.50%, 6/01/15		210	86,100
Turning Stone Resort Casino Enterprise 9.125%, 12/15/10(a)		300	285,000
Universal City Development Partners 11.75%, 4/01/10		225	217,406
Universal City Florida Holding Co. 8.375%, 5/01/10		110	106,150
William Lyon Homes, Inc. 10.75%, 4/01/13		206	88,580
Wynn Las Vegas Capital Corp. 6.625%, 12/01/14		470	400,675

			4,771,334

Consumer Cyclical - Restaurants – 0.0%
OSI Restaurant Partners, Inc. 10.00%, 6/15/15		100	44,500

Consumer Cyclical - Retailers – 0.7%
Autonation, Inc. 4.791%, 4/15/13(b)		55	46,338
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14		130	71,825
Couche-Tard, Inc. 7.50%, 12/15/13		333	306,360
Dollar General Corp. 10.625%, 7/15/15		70	68,950
GSC Holdings Corp. 8.00%, 10/01/12		185	185,925
Michaels Stores, Inc. 10.00%, 11/01/14		135	85,050
11.375%, 11/01/16		105	49,612
Rite Aid Corp. 6.875%, 8/15/13		200	90,000

			904,060

Consumer Non-Cyclical – 3.9%
Aramark Corp. 8.50%, 2/01/15		310	291,400
Bausch & Lomb, Inc. 9.875%, 11/01/15(a)		65	61,750
Biomet, Inc. 11.625%, 10/15/17		125	125,625
Catalent Pharma Solutions, Inc. 9.50%, 4/15/15		120	93,000

ACM MANAGED DOLLAR INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Community Health Systems, Inc. 8.875%, 7/15/15	US$	294	$279,300
DaVita, Inc. 7.25%, 3/15/15		250	237,500
Dean Foods Co. 7.00%, 6/01/16		125	108,750
Dole Food Co., Inc. 7.25%, 6/15/10		5	4,400
8.625%, 5/01/09		180	171,900
8.875%, 3/15/11		92	77,280
Elan Finance PLC/Elan Finance Corp. 7.75%, 11/15/11		590	533,950
Hanger Orthopedic Group, Inc. 10.25%, 6/01/14		190	194,750
HCA, Inc. 6.25%, 2/15/13		5	4,175
6.375%, 1/15/15		415	326,813
6.50%, 2/15/16		290	229,825
6.75%, 7/15/13		10	8,400
7.875%, 2/01/11		415	400,475
9.625%, 11/15/16(c)		485	460,750
Healthsouth Corp. 10.75%, 6/15/16		50	50,500
IASIS Healthcare Corp. 8.75%, 6/15/14		345	326,025
New Albertsons, Inc. 7.45%, 8/01/29		255	226,804
Select Medical Corp. 7.625%, 2/01/15		165	133,650
Stater Brothers Holdings 8.125%, 6/15/12		165	161,700
Tenet Healthcare Corp. 7.375%, 2/01/13		215	195,650
Viant Holdings, Inc. 10.12%, 7/15/17(a)		168	136,080
Visant Corp. 7.625%, 10/01/12		210	192,675

			5,033,127

Energy – 2.3%
Chesapeake Energy Corp. 6.50%, 8/15/17		405	354,375
7.50%, 9/15/13		185	178,987
CIE Generale De Geophysique 7.50%, 5/15/15		145	138,475
7.75%, 5/15/17		25	23,750
Complete Production Services, Inc. 8.00%, 12/15/16		145	137,750
Energy XXI Gulf Coast, Inc. 10.00%, 6/15/13		115	86,250

14	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Forest Oil Corp. 7.25%, 6/15/19	US$	225	$192,375
Hilcorp Energy I LP/Hilcorp Finance Co. 7.75%, 11/01/15(a)		115	98,900
Newfield Exploration Co. 7.125%, 5/15/18		160	139,200
PetroHawk Energy Corp. 9.125%, 7/15/13		217	203,980
Pioneer Natural Resources Co. 5.875%, 7/15/16		160	137,847
Plains Exploration & Production Co. 7.75%, 6/15/15		160	147,200
Pride International, Inc. 7.375%, 7/15/14		95	90,725
Range Resources Corp. 7.50%, 5/15/16		265	253,075
Southwestern Energy Co. 7.50%, 2/01/18(a)		95	92,150
Tesoro Corp. 6.25%, 11/01/12		400	350,000
TNK-BP Finance SA 7.50%, 7/18/16(a)		575	402,500

			3,027,539

Other Industrial – 0.2%
Noble Group Ltd. 8.50%, 5/30/13(a)		170	140,250
RBS Global, Inc. and Rexnord Corp. 9.50%, 8/01/14		135	122,850

			263,100

Services – 0.6%
Expedia, Inc. 8.50%, 7/01/16(a)		75	67,500
Noble Group Ltd. 6.625%, 3/17/15(a)		401	312,780
Realogy Corp. 10.50%, 4/15/14		275	121,000
Service Corp. International 6.75%, 4/01/16		165	141,075
Travelport LLC 9.875%, 9/01/14		60	48,900
West Corp. 9.50%, 10/15/14		80	61,200

			752,455

Technology – 2.6%
Amkor Technology, Inc. 9.25%, 6/01/16		405	340,200
Avago Technologies Finance 10.125%, 12/01/13		230	232,300

ACM MANAGED DOLLAR INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CA, Inc. 4.75%, 12/01/09	US$	200	$196,425
First Data Corp. 9.875%, 9/24/15(a)		143	112,255
Flextronics International Ltd. 6.50%, 5/15/13		435	386,062
Freescale Semiconductor, Inc. 8.875%, 12/15/14		580	400,200
10.125%, 12/15/16		285	182,400
Iron Mountain, Inc. 6.625%, 1/01/16		410	385,400
Nortel Networks Ltd. 10.125%, 7/15/13		235	149,813
NXP BV / NXP Funding LLC 5.541%, 10/15/13(b)		170	112,200
9.50%, 10/15/15		180	92,700
Seagate Technology HDD Holding 6.375%, 10/01/11		298	292,785
Serena Software, Inc. 10.375%, 3/15/16		270	237,600
Sungard Data Systems, Inc. 9.125%, 8/15/13		270	243,000

			3,363,340

Transportation - Airlines – 0.3%
AMR Corp. 9.00%, 8/01/12		242	157,300
Continental Airlines, Inc. 8.75%, 12/01/11		260	185,900
Series RJO3 7.875%, 7/02/18		75	48,475

			391,675

Transportation - Railroads – 0.1%
Trinity Industries, Inc. 6.50%, 3/15/14		160	150,800

Transportation - Services – 0.5%
Avis Budget Car Rental 7.75%, 5/15/16		255	159,375
Hertz Corp. 8.875%, 1/01/14		305	263,063
10.50%, 1/01/16		235	196,225

			618,663

			42,825,370

Utility – 4.2%
Electric – 3.5%
The AES Corp. 7.75%, 3/01/14		630	585,900
8.00%, 10/15/17		90	81,225
8.75%, 5/15/13(a)		50	50,250

16	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CMS Energy Corp. 8.50%, 4/15/11	US$	215	$219,986
Dynegy Holdings, Inc. 7.75%, 6/01/19		320	256,000
8.375%, 5/01/16		425	369,750
Edison Mission Energy 7.00%, 5/15/17		200	180,000
7.50%, 6/15/13		500	480,000
7.75%, 6/15/16		170	159,800
Energy Future Holdings Corp. 10.875%, 11/01/17(a)		175	157,937
Mirant Americas Generation LLC 8.50%, 10/01/21		300	232,500
NRG Energy, Inc. 7.25%, 2/01/14		85	78,838
7.375%, 2/01/16-1/15/17		925	836,950
Reliant Energy, Inc. 7.625%, 6/15/14		185	138,750
7.875%, 6/15/17		225	166,500
Texas Competitive Electric Holdings Co. LLC 10.25%, 11/01/15(a)		130	117,325
TXU Corp. Series P 5.55%, 11/15/14		251	187,311
Series Q 6.50%, 11/15/24		379	241,376

			4,540,398

Natural Gas – 0.7%
El Paso Corp. 7.375%, 12/15/12		330	317,321
Enterprise Products Operating LP 8.375%, 8/01/66(h)		460	426,407
Kinder Morgan Finance Co. 5.70%, 1/05/16		75	64,500
Regency Energy Partners 8.375%, 12/15/13		98	88,200

			896,428

			5,436,826

Financial Institutions – 2.1%
Banking – 0.5%
ALB Finance BV 9.25%, 9/25/13(a)		273	141,960
CenterCredit International BV 8.625%, 1/30/14(a)		194	135,800
Kazkommerts International BV 8.50%, 4/16/13(a)		350	206,556
RS Finance (RSB) 7.50%, 10/07/10(a)		270	183,600

			667,916

ACM MANAGED DOLLAR INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.0%
E*Trade Financial Corp. 7.375%, 9/15/13	US$	85	$69,275

Finance – 0.9%
Chaoda Modern Agriculture 7.75%, 2/08/10(a)		519	518,834
General Motors Acceptance Corp. 6.75%, 12/01/14		200	76,763
6.875%, 9/15/11		765	341,333
8.00%, 11/01/31		260	98,092
Residential Capital LLC 9.625%, 5/15/15(a)		572	137,280

			1,172,302

Insurance – 0.2%
Crum & Forster Holdings Corp. 7.75%, 5/01/17		220	191,400
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		95	57,379

			248,779

Other Finance – 0.3%
Trains HY-1-2006 7.117%, 5/01/16(a)(h)		393	364,449

REITs – 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 7.125%, 2/15/13		315	240,975

			2,763,696

Credit Default Index Holdings – 1.5%
DJ CDX.NA.HY-100 – 1.5%
CDX North America High Yield Series 8-T1 7.625%, 6/29/12(a)		1,078	999,845
Dow Jones CDX HY Series 4-T1 8.25%, 6/29/10(a)		935	945,485

			1,945,330

Total Corporates – Non-Investment Grades (cost $70,487,064)			52,971,222

EMERGING MARKETS – SOVEREIGNS – 28.7%
Sovereign – 28.7%
Argentina – 1.0%
Republic of Argentina 3.127%, 8/03/12(b)		944	680,217
8.28%, 12/31/33(i)		1,090	622,487

			1,302,704

18	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Colombia – 1.9%
Republic of Colombia 7.375%, 1/27/17-9/18/37	US$	1,011	$1,030,937
11.75%, 2/25/20		1,028	1,421,210

			2,452,147

Costa Rica – 0.3%
Republic of Costa Rica 8.05%, 1/31/13(a)		181	192,765
8.11%, 2/01/12(a)		188	201,630

			394,395

Dominican Republic – 0.3%
Dominican Republic 8.625%, 4/20/27(a)		370	321,900

Ecuador – 1.2%
Republic of Ecuador 9.375%, 12/15/15(a)		943	792,120
10.00%, 8/15/30(a)(j)		1,087	782,640

			1,574,760

El Salvador – 0.7%
Republic of El Salvador 7.625%, 9/21/34(a)		150	150,000
7.65%, 6/15/35(a)		355	347,900
8.50%, 7/25/11(a)		400	420,000

			917,900

Indonesia – 3.1%
Republic of Indonesia 6.625%, 2/17/37(a)		520	414,050
6.75%, 3/10/14(a)		945	883,575
6.875%, 3/09/17-1/17/18(a)		835	746,535
7.25%, 4/20/15(a)		976	949,160
7.50%, 1/15/16(a)		270	264,600
7.75%, 1/17/38(a)		387	348,300
8.50%, 10/12/35(a)		390	375,375

			3,981,595

Jamaica – 0.3%
Government of Jamaica 9.25%, 10/17/25		100	102,000
10.625%, 6/20/17		270	299,700

			401,700

Lebanon – 0.4%
Lebanese Republic 7.875%, 5/20/11(a)		325	324,187
11.625%, 5/11/16(a)		146	167,900

			492,087

ACM MANAGED DOLLAR INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Pakistan – 0.1%
Republic of Pakistan 6.875%, 6/01/17(a)	US$	338	$160,550

Panama – 3.1%
Republic of Panama 6.70%, 1/26/36		3	2,835
7.125%, 1/29/26		927	950,175
7.25%, 3/15/15		1,321	1,370,537
8.875%, 9/30/27		724	865,180
9.375%, 4/01/29		661	819,640

			4,008,367

Philippines – 4.4%
Republic of Philippines 7.50%, 9/25/24		1,059	1,111,950
7.75%, 1/14/31		555	582,750
8.875%, 3/17/15		1,500	1,672,500
9.875%, 1/15/19		1,718	2,102,489
10.625%, 3/16/25		205	272,906

			5,742,595

Turkey – 6.3%
Republic of Turkey 6.875%, 3/17/36		1,611	1,417,680
7.00%, 6/05/20		1,950	1,830,563
7.375%, 2/05/25		1,523	1,462,080
9.50%, 1/15/14		151	166,296
11.00%, 1/14/13		1,469	1,685,677
11.50%, 1/23/12		1,447	1,642,345

			8,204,641

Ukraine – 0.1%
Government of Ukraine 6.385%, 6/26/12(a)		110	91,300
7.65%, 6/11/13(a)		112	96,320

			187,620

Uruguay – 1.4%
Republic of Uruguay 7.625%, 3/21/36		140	132,300
7.875%, 1/15/33(c)		1,083	1,074,925
9.25%, 5/17/17		505	568,756

			1,775,981

Venezuela – 4.1%
Republic of Venezuela 3.791%, 4/20/11(a)(b)		120	96,600
5.75%, 2/26/16		2,115	1,416,715
6.00%, 12/09/20		358	200,480
7.00%, 12/01/18(a)		610	404,125
7.65%, 4/21/25		1,942	1,179,765
8.50%, 10/08/14		1,165	917,438

20	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

9.25%, 9/15/27	US$	1,123	$837,758
9.375%, 1/13/34		318	221,010

			5,273,891

Total Emerging Markets – Sovereigns (cost $39,637,227)			37,192,833

GOVERNMENTS – SOVEREIGN BONDS – 17.5%
Sovereign – 17.5%
Brazil – 8.1%
Republic of Brazil 6.00%, 1/17/17		471	454,515
7.125%, 1/20/37(i)		5,272	5,416,980
8.25%, 1/20/34		1,949	2,207,243
8.75%, 2/04/25		515	605,125
8.875%, 10/14/19		1,544	1,810,340

			10,494,203

Malaysia – 0.5%
Malaysia 7.50%, 7/15/11		541	579,539

Mexico – 2.6%
United Mexican States Series A 8.00%, 9/24/22		2,906	3,370,960

Peru – 2.3%
Republic of Peru 7.35%, 7/21/25		1,310	1,303,450
8.375%, 5/03/16		451	480,315
8.75%, 11/21/33		1,049	1,248,310

			3,032,075

Russia – 3.9%
Russian Federation 7.50%, 3/31/30(a)(j)		4,352	4,455,544
11.00%, 7/24/18(a)		435	591,600

			5,047,144

South Africa – 0.1%
Republic of South Africa 7.375%, 4/25/12		142	145,372

Total Governments – Sovereign Bonds (cost $20,785,715)			22,669,293

ACM MANAGED DOLLAR INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADES – 10.1%
Industrial – 6.0%
Basic – 1.5%
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17	US$	405	$398,925
GTL Trade Finance, Inc. 7.25%, 10/20/17(a)		181	173,541
The Mosaic Co. 7.625%, 12/01/16(a)(j)		445	454,668
Southern Copper Corp. 7.50%, 7/27/35		300	277,366
United States Steel Corp. 7.00%, 2/01/18		160	144,442
Vale Overseas Ltd. 6.875%, 11/21/36		404	359,603
Weyerhaeuser Co. 7.375%, 3/15/32		125	109,607

			1,918,152

Capital Goods – 0.1%
Masco Corp. 6.125%, 10/03/16		170	147,710

Communications - Telecommunications – 1.2%
Embarq Corp. 6.738%, 6/01/13		220	193,912
Qwest Corp. 8.875%, 3/15/12		1,360	1,332,800

			1,526,712

Consumer Cyclical - Other – 0.3%
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13		180	169,655
Toll Brothers Finance Corp. 5.15%, 5/15/15		249	210,583

			380,238

Consumer Cyclical - Retailers – 0.3%
Limited Brands, Inc. 5.25%, 11/01/14		187	156,531
6.90%, 7/15/17		110	92,733
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16		175	144,260

			393,524

Consumer Non-Cyclical – 0.9%
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		180	172,689
Reynolds American, Inc. 7.25%, 6/01/12-6/01/13		825	847,326

22	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17	US$	157	$148,365

			1,168,380

Energy – 1.3%
Gaz Capital SA 6.212%, 11/22/16(a)		100	74,451
6.51%, 3/07/22(a)		1,998	1,438,560
National Oilwell Varco, Inc. Series B 6.125%, 8/15/15		130	126,869

			1,639,880

Other Industrial – 0.2%
Usiminas Commercial Ltd. 7.25%, 1/18/18(a)		209	203,140

Technology – 0.2%
Electronic Data Systems Corp. Series B 6.00%, 8/01/13		178	181,486
Motorola, Inc. 7.50%, 5/15/25		170	144,996

			326,482

			7,704,218

Financial Institutions – 2.5%
Banking – 0.9%
ATF Bank 9.00%, 5/11/16(a)		402	265,272
The Bear Stearns Co., Inc. 5.55%, 1/22/17		200	171,748
Fifth Third Bancorp 6.25%, 5/01/13		200	169,979
TransCapitalInvest Ltd. for OJSC AK Transneft 7.70%, 8/07/13(a)		534	488,084

			1,095,083

Brokerage – 0.1%
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		200	163,703

Finance – 1.2%
Capital One Financial Corp. 6.15%, 9/01/16		80	60,038
6.75%, 9/15/17		87	76,586
CIT Group, Inc. Series MTN 5.125%, 9/30/14		270	133,152
Countrywide Financial Corp. 6.25%, 5/15/16		216	153,775
Series MTN 5.80%, 6/07/12		47	39,704

ACM MANAGED DOLLAR INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Countrywide Home Loans, Inc. Series MTNL 4.00%, 3/22/11	US$	3	$2,581
IIRSA Norte Finance Ltd. 8.75%, 5/30/24(a)		432	444,912
iStar Financial, Inc. 5.15%, 3/01/12		265	132,500
SLM Corp. Series MTN 5.125%, 8/27/12		130	84,500
Series MTNA 4.50%, 7/26/10		130	98,800
VTB Capital SA 6.609%, 10/31/12(a)		410	328,000

			1,554,548

Insurance – 0.2%
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		280	250,120

Other Finance – 0.1%
Aiful Corp. 6.00%, 12/12/11(a)		230	178,993

			3,242,447

Utility – 1.6%
Electric – 1.2%
Allegheny Energy Supply Co. LLC 7.80%, 3/15/11		280	278,600
8.25%, 4/15/12(a)		345	348,450
Aquila, Inc. 11.875%, 7/01/12		200	221,265
Oncor Electric Delivery Co. 5.95%, 9/01/13(a)		110	101,708
6.80%, 9/01/18(a)		120	106,688
Teco Finance, Inc. 6.572%, 11/01/17		174	157,904
7.00%, 5/01/12		251	255,123

			1,469,738

Natural Gas – 0.4%
Williams Co., Inc. 7.625%, 7/15/19		570	561,450

			2,031,188

Total Corporates – Investment Grades (cost $14,514,225)			12,977,853

24	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 2.0%
Quasi-Sovereign Bonds – 2.0%
Malaysia – 0.3%
Petronas Capital Ltd. 7.00%, 5/22/12(a)	US$	364	$395,672

Mexico – 0.2%
Pemex Project Funding Master Trust 5.75%, 3/01/18(a)		285	269,695

Russia – 1.0%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)		163	113,904
7.125%, 1/14/14(a)		1,065	881,288
7.75%, 5/29/18(a)		368	278,999

			1,274,191

Venezuela – 0.5%
Petroleos de Venezuela SA 5.25%, 4/12/17(a)		1,062	573,480

Total Quasi-Sovereigns (cost $2,857,874)			2,513,038

EMERGING MARKETS – CORPORATE BONDS – 0.8%
Financial Institutions – 0.3%
Banking – 0.3%
Banco BMG SA 9.15%, 1/15/16(a)		450	400,500

Utility – 0.2%
Electric – 0.2%
AES El Salvador Trust 6.75%, 2/01/16(a)		270	258,293

Industrial – 0.2%
Consumer Cyclical - Other – 0.2%
Royal Caribbean Cruises Ltd. 8.00%, 5/15/10		235	231,475

Non Corporate Sectors – 0.1%
Sovereign – 0.1%
Russia – 0.1%
Alfa Bond Issuance PLC 8.625%, 12/09/15		225	185,913

Total Emerging Markets – Corporate Bonds (cost $1,182,631)			1,076,181

ACM MANAGED DOLLAR INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN AGENCIES – 0.5%
Sovereign – 0.5%
Kazakhstan – 0.5%
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(a) (cost $711,421)	US$	710	$610,600

		Shares
NON-CONVERTIBLE – PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
REITs – 0.1%
Sovereign REIT 12.00%(a) (cost $168,350)		185	140,600

PREFERRED STOCKS – 0.0%
Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal National Mortgage Association* 8.25%(h) (cost $238,750)		9,550	20,819

WARRANTS – 0.0%
Republic of Venezuela, expiring 4/15/20(k) (cost $0)		7,140	– 0	–

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(l) (cost $2,852,389)		2,852,389	2,852,389

Total Investments – 102.8% (cost $153,435,646)			133,024,828
Other assets less liabilities – (2.8)%			(3,575,719)

Net Assets – 100.0%			$129,449,109

26	• ACM MANAGED DOLLAR INCOME FUND

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Notional Amount (000)	Interest Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Citigroup Global Markets, Inc. Republic of Philippines 10.625%, 3/16/25	$510	4.95%	3/20/09	$10,396
JP Morgan Chase Gazprom OAO 10.50%, 10/21/09	1,490	1.04	10/20/10	(68,111)
JP Morgan Chase Petroleos De Venezuela SA 5.50%, 4/12/37	1,730	6.62	5/20/09	28,706

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	Amount
ABN Securities, Ltd.	0.75%	12/31/08	$755,555
ABN Securities, Ltd.	2.35%	12/31/08	5,555,413

			$6,310,968

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2008, the aggregate market value of these securities amounted to $34,483,395 or 26.6% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2008.

(c)	Pay-In-Kind Payments (PIK).

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	Illiquid security, valued at fair value.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.04% of net assets as of September 30, 2008, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Russell-Stanley Holdings, Inc.
9.00%, 11/30/08	2/26/99	$4,562,626	$45,667	0.04%

(g)	Security is in default and is non-income producing.

(h)	Variable rate coupon, rate shown as of September 30, 2008.

(i)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The aggregate market value of these securities amounted to $5,856,801.

(j)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2008.

(k)	Non-income producing security.

(l)	Investment in affiliated money market mutual fund.

*	The Federal National Mortgage Association has been placed into a conservatorship of the U.S. Government.

Glossary:

OJSC – Open Joint Stock Company

REITs – Real Estate Investment Trusts

See notes to financial statements.

ACM MANAGED DOLLAR INCOME FUND •	27

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2008

Assets
Investments in securities, at value
Unaffiliated issuers (cost $150,583,257)	$130,172,439
Affiliated issuers (cost $2,852,389)	2,852,389
Cash	516,838
Interest and dividends receivable	2,815,276
Receivable for investment securities sold	176,850
Unrealized appreciation of swap contracts	39,102

Total assets	136,572,894

Liabilities
Payable for reverse repurchase agreements	6,310,968
Payable for investment securities purchased	298,466
Advisory fee payable	91,141
Unrealized depreciation of swap contracts	68,111
Tender fees payable	57,906
Administrative fee payable	31,969
Dividends payable	54
Accrued expenses and other liabilities	265,170

Total liabilities	7,123,785

Net Assets	$129,449,109

Composition of Net Assets
Common stock, at par	$184,956
Additional paid-in capital	214,125,362
Distributions in excess of net investment income	(29,084)
Accumulated net realized loss on investment transactions	(64,392,298)
Net unrealized depreciation on investments	(20,439,827)

$129,449,109

Net Asset Value Per Share—300 million shares of common stock authorized, $.01 par value (based on 18,495,567 shares outstanding)	$7.00

See notes to financial statements.

28	• ACM MANAGED DOLLAR INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2008

Investment Income
Interest	$12,622,481
Dividends
Affiliated issuers	73,085
Unaffiliated issuers	56,966	$12,752,532

Expenses
Advisory fee (see Note B)	1,150,446
Custodian	143,854
Administrative	133,719
Audit	86,735
Printing	66,181
Directors’ fees	55,907
Legal	30,194
Registration fees	16,446
Transfer agency	16,285
Miscellaneous	11,483

Total expenses before interest expense	1,711,250
Interest expense	443,858

Total expenses		2,155,108

Net investment income		10,597,424

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		1,115,889
Swap contracts		80,072
Net change in unrealized appreciation/depreciation of:
Investments		(25,114,859)
Swap contracts		(72,622)

Net loss on investment transactions		(23,991,520)

Contributions from Adviser (see Note B)		39,460

Net Decrease in Net Assets from Operations		$(13,354,636)

See notes to financial statements.

ACM MANAGED DOLLAR INCOME FUND •	29

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2008	Year Ended September 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,597,424	$10,842,248
Net realized gain on investment transactions	1,195,961	3,720,034
Net change in unrealized appreciation/depreciation of investments	(25,187,481)	(1,823,188)
Contributions from Adviser (see Note B)	39,460	– 0	–

Net increase (decrease) in net assets from operations	(13,354,636)	12,739,094
Dividends to Shareholders from
Net investment income	(10,727,863)	(11,291,892)
Common Stock Transactions
Tender offer (resulting in the redemption of 973,450 and 1,024,685 shares of common stock, respectively)	(7,651,317)	(8,515,132)
Tender offer costs	(133,969)	(64,461)

Total decrease	(31,867,785)	(7,132,391)
Net Assets
Beginning of period	161,316,894	168,449,285

End of period (including distributions in excess of net investment income of ($29,084) and ($136,644), respectively)	$129,449,109	$161,316,894

See notes to financial statements.

30	• ACM MANAGED DOLLAR INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2008

NOTE A

Significant Accounting Policies

ACM Managed Dollar Income Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish

ACM MANAGED DOLLAR INCOME FUND •	31

Notes to Financial Statements

procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.

32	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an investment advisory fee at an annual rate of .75 of 1% of the average weekly adjusted net assets of the Fund. Such fee is accrued daily and paid monthly.

During the year ended September 30, 2008, and in response to the Independent Directors’ request, the Adviser made a payment of $39,460 to the Fund in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Fund.

ACM MANAGED DOLLAR INCOME FUND •	33

Notes to Financial Statements

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended September 30, 2008, the Fund reimbursed $145 to ABIS.

Pursuant to the investment advisory agreement, the Fund paid $133,719 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended September 30, 2008.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. AllianceBernstein Fixed-Income Shares, Inc.—Prime STIF Portfolio, also an open-end management investment company managed by the Adviser and which had been offered as a cash management option, ceased operations on February 29, 2008. A summary of the Fund’s transactions in shares of the Government STIF Portfolio and Prime STIF Portfolio for the year ended September 30, 2008 is as follows:

	Market Value September 30, 2007 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value September 30, 2008 (000)
Government STIF	$	– 0	–	$30,293	$27,441	$1	$2,852
Prime STIF		707		18,036	18,743	72	– 0	–

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2008 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$41,462,018		$60,271,541
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap contracts) are as follows:

Cost	$153,455,958

Gross unrealized appreciation	$4,099,474
Gross unrealized depreciation	(24,530,604)

Net unrealized depreciation	$(20,431,130)

34	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

1. Option Transactions

For hedging purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the year ended September 30, 2008, the Fund had no transactions in written options.

2. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of

ACM MANAGED DOLLAR INCOME FUND •	35

Notes to Financial Statements

a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At September 30, 2008, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $3,730,000, with net unrealized depreciation of $29,009, and terms of less than 1 year to 2 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if

36	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

a credit event occurs. As of September 30, 2008, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty of certain Sale Contracts outstanding.

3. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended September 30, 2008, the average amount of reverse repurchase agreements outstanding was $13,309,355 and the daily weighted average annualized interest rate was 3.28%.

NOTE D

Common Stock

During the year ended September 30, 2008 and the year ended September 30, 2007, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

On July 1, 2008 and June 6, 2007, the Fund purchased and retired 973,450 and 1,024,685 shares, respectively, of its outstanding common stock for $7.86 and $8.31 per share, respectively, pursuant to a tender offer. The purpose of the tender offer was to fulfill an undertaking made in connection with the initial public offering price of the Fund’s shares. The Fund incurred costs of $137,500 and $116,500, respectively, which were charged to additional paid in capital. At September 30, 2008, 18,495,567 shares of common stock were outstanding.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt

ACM MANAGED DOLLAR INCOME FUND •	37

Notes to Financial Statements

securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Leverage Risk—The Fund may utilize leverage through borrowings or the investment techniques of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls are speculative techniques and the proceeds from these transactions may be used, similar to borrowings by the Fund, for investment purposes.

The effect of leverage can produce higher shareholder returns than if the Fund were not leveraged, and the use of leverage techniques can add to the net asset value (NAV) of the Common Stock. However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially

38	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE F

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote upon receipt of the security. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will

ACM MANAGED DOLLAR INCOME FUND •	39

Notes to Financial Statements

indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. As of September 30, 2008, the Fund had no securities out on loan. For the year ended September 30, 2008, the Fund earned fee income of $10,335 which is included in interest income in the accompanying statement of operations.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2008 and September 30, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$10,727,863	$11,291,892

Total taxable distributions	10,727,863	11,291,892

Total distributions paid	$10,727,863	$11,291,892

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(64,372,679)	(a)
Unrealized appreciation/(depreciation)	(20,488,476)	(b)

Total accumulated earnings/(deficit)	$(84,861,155)

(a)

On September 30, 2008, the Fund had a net capital loss carryforward of $64,372,679 of which $10,899,598 expires in the year 2009, $33,249,705 expires in the year 2010 and $20,223,376 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforward of $864,243. In addition, the Fund had $23,770,938 of capital loss carryforward expire in the fiscal year ended September 30, 2008.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income and dividends payable.

During the current fiscal year, permanent differences primarily due to a taxable overdistribution, paydown reclassification, the tax treatment of swap income, the tax treatment of bond premium, contributions from adviser and a capital loss carryover expiration, resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE H

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General

40	• ACM MANAGED DOLLAR INCOME FUND

Notes to Financial Statements

(“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser’s ability to perform advisory services relating to the Fund.

NOTE I

Recent Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2008, management believes the adoption of FAS 157 will not impact the amounts reported in the financial statements. However, additional disclosures will be required.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

ACM MANAGED DOLLAR INCOME FUND •	41

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 8.29	$ 8.22	$ 8.28	$ 7.87	$ 7.68

Income From Investment Operations
Net investment income(b)	.55	.54	.58	.65	.76
Net realized and unrealized gain (loss) on investment transactions	(1.28)	.09	(.05)	.43	.23
Contributions from Adviser	– 0	–(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.73)	.63	.53	1.08	.99

Less: Dividends
Dividends from net investment income	(.56)	(.56)	(.59)	(.67)	(.80)

Net asset value, end of period	$ 7.00	$ 8.29	$ 8.22	$ 8.28	$ 7.87

Market value, end of period	$ 5.22	$ 7.31	$ 7.37	$ 7.74	$ 7.87

Premium/(Discount)	(25.43)%	(11.82)%	(10.34)%	(6.52)%	0.00%
Total Return
Total investment return based on:(d)
Market value	(22.66)%	6.55%	3.07%	7.10%	6.91%
Net asset value	(8.53	)%*	8.34%	7.46%	14.57%	13.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$129,449	$161,317	$168,449	$178,560	$178,735
Ratio to average net assets of:
Expenses	1.40%	1.56%	1.71%	1.49%	1.44%
Expenses, excluding interest expense(e)	1.12%	1.13%	1.13%	1.13%	1.15%
Net investment income	6.91%	6.42%	7.10%	8.06%	9.76%
Portfolio turnover rate	26%	42%	55%	63%	95%

See footnote summary on page 43.

42	• ACM MANAGED DOLLAR INCOME FUND

Financial Highlights

(a)	As of October 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the fiscal year ended September 30, 2004, was to decrease net investment income per share by $.01 and increase net realized and unrealized gain (loss) on investment transactions per share by $.01 and decrease the ratio of net investment income to average net assets by 0.15%.

(b)	Based on average shares outstanding.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning of the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e)	Excludes net interest expense of .28%, .43%, .58%, .36%, and .29%, respectively, on borrowings.

*	Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the Fund’s performance for the year ended September 30, 2008 by 0.02%.

ACM MANAGED DOLLAR INCOME FUND •	43

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of ACM Managed Dollar Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Managed Dollar Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Dollar Income Fund, Inc. at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 26, 2008

44	• ACM MANAGED DOLLAR INCOME FUND

Report of Independent Registered Public Accounting Firm

TAX INFORMATION (unaudited)

46.0% of the ordinary income dividends paid by the Fund during the fiscal year ended September 30, 2008, qualify as “interest related dividends” for non-U.S. shareholders.

ACM MANAGED DOLLAR INCOME FUND •	45

Tax Information

ADDITIONAL INFORMATION (unaudited)

ACM Managed Dollar Income Fund

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Computershare Trust Company, N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

46	• ACM MANAGED DOLLAR INCOME FUND

Additional Information

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010.

ACM MANAGED DOLLAR INCOME FUND •	47

Additional Information

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman	Nancy P. Jacklin(1)
Marc O. Mayer John H. Dobkin(1)	Garry L. Moody(1) Marshall C. Turner, Jr.(1)
Michael J. Downey(1) D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President	Gershon M. Distenfeld(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis Clarke, Controller

Administrator

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Dividend Paying Agent, Transfer

Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment and Global Credit Investment Teams. While all members of the team work jointly to determine the majority of the investment strategy including security selection for the Fund, Messrs. Paul J. DeNoon and Gershon M. Distenfeld, members of the Global Fixed Income Investment and Global Credit Investment teams, respectively, are primarily responsible for the day-to-day management of the Fund’s portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices, from time to time, shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Managed Dollar Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications – As required, on April 28, 2008, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

48	• ACM MANAGED DOLLAR INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
INTERESTED DIRECTOR
Marc O. Mayer, *** 1345 Avenue of the Americas New York, NY 10105 51 (2003)	Executive Vice President of AllianceBernstein L. P. (“AllianceBernstein”) since 2000 and Chief Investment Officer of Blend Solutions since June 2008. Previously, Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein, from 2001-2003. Prior to 2001, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) and its predecessor.	95	SCB Partners, Inc. and SCB Inc.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, + Chairman of the Board 76 (1993)	Investment Adviser and an Independent Consultant. Formerly, Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2003. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	97	None

ACM MANAGED DOLLAR INCOME FUND •	49

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
John H. Dobkin, # 66 (1993)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation).	95	None

Michael J. Downey, # 64 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	95	Asia Pacific Fund, Inc.; The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2003.	95	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi- conductors)

50	• ACM MANAGED DOLLAR INCOME FUND

Management of the Fund

NAME, ADDRESS* AND AGE OF DIRECTOR (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	95	None

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	94	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. since November 2008. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	95	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates)

ACM MANAGED DOLLAR INCOME FUND •	51

Management of the Fund

NAME, ADDRESS* AND AGE OF DIRECTOR (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 69 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	95	None

*	The address for the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Mr. Mayer is an “interested person”, as defined in the Investment Company Act of 1940 (the “1940 Act”), due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

52	• ACM MANAGED DOLLAR INCOME FUND

Management of the Fund

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Robert M. Keith 48	President and Chief Executive Officer

Executive Vice President of the Adviser** since July 2008; Executive Managing Director of ABI** since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2003.

Philip L. Kirstein, 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2003.

Gershon Distenfeld, 32	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2003.

Emilie D. Wrapp, 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2003.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)** with which he has been associated since prior to 2003.

Phyllis Clarke 47	Controller	Assistant Vice President of ABIS**, with which she has been associated since prior to 2003.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

ACM MANAGED DOLLAR INCOME FUND •	53

Management of the Fund

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The Fund distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

The Fund’s NYSE trading symbol is “ADF.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and other newspapers in a table called “Closed-End Bond Funds.”

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

54	• ACM MANAGED DOLLAR INCOME FUND

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small/Mid Cap Growth Portfolio*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National Portfolio II Arizona California California Portfolio II Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund. Prior to November 3, 2008, Small/Mid Cap Growth Portfolio was named Small Cap Growth Portfolio, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National Portfolio II was named Insured National Portfolio, and California Portfolio II was named Insured California Portfolio.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ACM MANAGED DOLLAR INCOME FUND •	55

AllianceBernstein Family of Funds

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ACM MANAGED DOLLAR INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ACMV-0151-0908

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2007	$56,000	$5,960	$19,875
2008	$61,893	$6,566	$21,907

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2007	$1,099,570	$25,835
		$(5,960)
		$(19,875)
2008	$891,602	$28,473
		$(6,566)
		$(21,907)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Garry L. Moody	D. James Guzy
John H. Dobkin Michael J. Downey William H. Foulk, Jr.	Nancy P. Jacklin Marshall C. Turner, Jr. Earl D. Weiner

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

November 2008

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.	Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the exchange on which the company’s shares are traded. Finally, because we believe that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons for us to question the independence or performance of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose shareholder proposals to amend a company’s by-laws to give shareholders the right to vote on executive compensation. We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and our clients’ interests. We generally will oppose plans that have below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.	Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

Information regarding how the AllianceBernstein mutual funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at AllianceBernstein’s web site at www.alliancebernstein.com and at the Securities and Exchange Commission’s web site at www.sec.gov or is available by calling AllianceBernstein at (800) 227-4618.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Team and Global Credit Team. While all members of the teams work jointly to determine the majority of the investment strategy including security selection for the Fund, Messrs. Paul J. DeNoon and Gershon M. Distenfeld, members of the Global Fixed Income Emerging Market Investment Team and Global Credit Team, respectively, are primarily responsible for the day-to-day management of the Fund’s portfolio.

(a)(1) The following table sets forth when each person became involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Gershon Distenfeld; since May 2005-Vice President of AllianceBernstein L.P. (“AB”)	Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2003.

Paul DeNoon; since 2001-Senior Vice President of AB	Senior Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2003 and Director of Emerging Market Debt.

(a)(2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended September 30, 2008.

REGISTERED INVESTMENT COMPANIES

(excluding the Fund)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Paul DeNoon	7	$3,935,000,000	1	$12,000,000
Gershon Distenfeld	15	$2,426,000,000	NONE	NONE

POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Paul DeNoon	14	$11,335,000,000	1	$171,000,000
Gershon Distenfeld	22	$336,000,000	NONE	NONE

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Paul DeNoon	9	$2,821,000,000	NONE	NONE
Gershon Distenfeld	38	$4,988,000,000	NONE	NONE

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. Alliance’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers (except transactions in open-end mutual funds) approved by Alliance. The Code also requires preclearance of all securities transactions (except transactions in mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a)(3) Portfolio Manager Compensation

Alliance’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”): Alliance’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance’s publicly traded equity securities.1

(iv) Contributions under Alliance’s Profit Sharing/401(k) Plan: The contributions are based on Alliance’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital’s Master Limited Partnership Units.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended September 30, 2008 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Gershon Distenfeld	None
Paul DeNoon	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) * Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
June 1, 2008–June 30, 2008	973,450	$7.86	973,450	None

*	On May 8, 2008, ACM Managed Dollar Income Fund, Inc. (the “Fund”) announced the basic terms of a tender offer conducted during the second quarter of 2008. Under the terms approved by the Fund’s Board of Directors, the Fund, pursuant to due notification, commenced a tender offer on May 23, 2008 for 973,450 shares of its common stock representing approximately 5% of the Fund’s outstanding shares. The offer was for cash at a price equal to the net asset value per share determined as of the close of the regular trading session of the New York Stock Exchange on the date after the date the offer expired. The offer expired at 12:00 Midnight Eastern Time on June 20, 2008. A total of 4,048,300 shares were properly tendered and not withdrawn prior to 5:00 p.m. Eastern Time on June 26, 2008, the final date for withdrawals. The Fund accepted 973,450 shares for payment at $7.86 per share. On a pro rated basis, in accordance with the terms of the tender offer, 24.0459% of the shares so tendered by each tendering stockholder were accepted for payment. The offer was in fulfillment of an undertaking in connection with the initial public offering of shares stated in the Fund’s prospectus dated October 22, 1993.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ACM Managed Dollar Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: November 26, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 26, 2008